Item 1: Report to Shareholders

Tax-Exempt Money Fund	February 28, 2007

The views and opinions in this report were current as of February 28, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Bonds produced moderate returns in the one-year period ended February 28, 2007, helped by price appreciation stemming from declining longer-term interest rates in the last six months. Citing concerns about inflation, the Federal Reserve kept the fed funds target rate at 5.25% but suggested that moderating economic growth would allow inflation pressures to ease. Long-term and lower-quality municipals outperformed short-term and higher-quality issues, respectively, as investors sought higher yields and returns.

HIGHLIGHTS

• Long-term and lower-quality municipals outperformed short-term and higher-quality issues, respectively, as investors sought higher yields.

• The funds produced moderate returns during the past 6- and 12-month periods.

• The Fed has kept the fed funds rate at 5.25% since June 2006.

• Municipal bonds continue to be an appealing alternative for investors in higher tax brackets.

MARKET ENVIRONMENT

Economic growth moderated significantly over the course of 2006, thanks in part to a significantly cooler housing market, softer manufacturing activity, and elevated energy costs. According to the most recent data, the economy (as measured by gross domestic product or GDP) grew at an annualized rate of 2.5% in the fourth quarter of 2006 compared with a very robust 5.6% in the first quarter of last year.

The overall rate of inflation eased somewhat as oil and gas prices declined from their peaks last summer, but core inflation, which excludes food and energy prices, has remained above the comfort zone of Federal Reserve officials. Nevertheless, the central bank has kept the fed funds target rate at 5.25% since the end of June 2006 in anticipation that inflation will ease as growth continues at a more moderate pace than in the last few years. However, Fed officials remain vigilant and have left open the possibility of additional rate increases if inflation pressures do not wane as they expect.

As shown in the graph, money market and five-year yields were fairly flat in the second half of our fiscal year, but long-term rates declined, resulting in the relatively good performance of long-term securities and a continued flattening of the municipal yield curve. (See the Glossary for an explanation of the yield curve.) At the end of February, yields of the highest-quality municipal securities maturing in 10 years or less were practically the same, and the difference between money market yields and 30-year bond yields decreased to approximately 40 basis points (100 basis points equal one percentage point)—a historically narrow gap.

In the taxable bond market, the Treasury yield curve remained inverted, as short-term rates were fairly steady while intermediate- and long-term interest rates, which were already lower than short-term rates, declined in the last six months. The resulting price appreciation helped taxable securities outperform their tax-free counterparts—a reversal of the pattern of recent years. In the 6- and 12-month periods ended February 28, 2007, the Lehman Brothers U.S. Aggregate Index returned 3.66% and 5.54%, respectively, versus 2.89% and 4.96% for the Lehman Brothers Municipal Bond Index.

MUNICIPAL MARKET NEWS

New municipal issuance in 2006 totaled more than $383 billion, slightly less than the record $408 billion in the previous year, according to The Bond Buyer, but the second-highest annual issuance ever. Fourth-quarter supply was much stronger than expected, as municipalities took advantage of falling long-term interest rates in the second half of last year, and issuance remained strong in the first two months of 2007. Nevertheless, demand for tax-free securities from traditional investors (such as mutual funds and individual investors) and from nontraditional investors (including hedge funds and foreign buyers) has been supportive, credit conditions have remained favorable, and the fiscal health of municipalities is still very encouraging. The credit cycle could be approaching a near-term peak, however, if the economy cools significantly.

Long-term municipals outperformed shorter-term issues in the last six months, as they have throughout our fiscal year. High-yield securities maintained their performance advantage as investors seeking higher returns continued to embrace risk, despite the diminishing yield advantage provided by high-yield over investment-grade securities. However, high yield’s performance advantage has been dwindling as lower-quality bond valuations reach more expensive levels.

Tobacco bonds, which are backed by payments from tobacco companies to the states through the Master Settlement Agreement (MSA), continued to perform well. The sector’s recent performance has been driven by mostly favorable court rulings and credit rating agency outlooks. Housing finance revenue bonds also performed very well, as this higher-yielding sector benefited from generally low interest rate volatility for most of the period. In addition, hospital revenue bonds continued their winning streak. On the other hand, prerefunded bonds lagged, as investors seeking higher yields favored higher-risk, lower-quality securities.

PORTFOLIO STRATEGY

Tax-Exempt Money Fund

The fund outperformed its Lipper peer group during the past 6- and 12-month periods. Since our last report six months ago, the money market yield curves we watch have remained flat to slightly inverted. While an unchanged fed funds rate of 5.25% anchored yields on the shortest money market securities, changing perceptions regarding the direction of the Federal Reserve’s next move alternately moved longer money market rates above and below the Fed target rate. Thus, money market investors generally favored the more stable and higher yields found in the front end of the yield curve.

Taxable money market rates traded in a narrow band. The one- to three-month Libor rates—a taxable short-term benchmark—averaged 5.32% to 5.35%. The one-year Libor fluctuated more, beginning the period at 5.39%, rising as high as 5.46%, and closing out February at 5.23%. The inverted Libor curve, along with pricing in the fed funds futures curve, suggests the market believes the Federal Reserve is nearing a cut in interest rates.

Unlike its taxable counterpart, the municipal money market curve has not inverted, though it remains remarkably flat. The yield difference between seven-day variable rates and one-year note rates has ranged between one and three basis points over the past six months. Overnight and seven-day variable rates averaged 3.58% over the past six months. One-year note yields, which started the period at 3.57%, rose as high as 3.68% and ended February at 3.65%.

The seeming disconnect between the one-year municipal rate and the one-year Libor rate (and indeed the rest of the municipal bond curve) is more the result of technical forces at work in the municipal money market than of a different outlook for rates. As mentioned in previous reports, continuing growth of the tender option bond market (see Glossary for definition) is generating large amounts of new, cheaply priced variable rate supply. This supply dynamic is pushing yields in the front end of the curve higher while at the same time reducing demand for longer-dated maturities in the 6- to 12-month portion of our curve. Thus, municipal money markets rates are becoming cheaper for the near term and exhibiting less volatility—a plus for tax-sensitive investors.

Our strategy remained generally defensive throughout the period. We believe the Fed will continue to be on hold in the near term and the municipal yield curve will remain flat within our range. As a result, we have kept maturities relatively short as we seek the higher yields available in the front end of our curve. We expect to heavily weight our variable rate positions but also expect that some opportunities to extend maturities will develop as tax-related selling affects our market from mid-March to mid-May.

Tax-Free Short-Intermediate Fund
The fund outpaced its Lipper peer group average during the 6- and 12-month periods ended February 28, 2007, with returns of 1.69% and 3.31% versus Lipper’s 1.61% and 3.14%, respectively. Dividends per share went up $0.01 over the last six months, and the portfolio’s 30-day standardized yield to maturity and net asset value remained stable. The fund’s favorable performance relative to the benchmark is a result of our duration (a measure of sensitivity to changes in interest rates; see Glossary for a more detailed definition) and our investments in lower-quality, higher-yielding securities.

The Federal Open Market Committee’s goal has been to moderate economic growth and restrain inflation. Once the central bank is satisfied that it has accomplished its objective, it will finally call an end to its long series of short-term interest rate hikes. With that backdrop in mind, we extended the duration of the portfolio in mid-2006, after the Fed put its tightening policy on hold, and have maintained a longer duration than the Lipper benchmark ever since. We have also taken the opportunity during periods of higher yields on intermediate-term securities to further extend duration.

In addition, we attempted to increase the portfolio’s yield through sector allocation and lower-rated bonds. Specifically, we reduced exposure to the State of California and increased exposure to both New York City general obligation and New York State appropriation debt. The yield differentials between California’s short- and intermediate-term bonds had tightened relative to New York’s. We also made small investments in tobacco, life-care, and hotel development securities. Finally, we liquidated our position in Texas Utility bonds due to negative views about a leveraged buyout announcement at the end of our reporting period. Overall, our positions in the lower-rated sectors of the market did well relative to higher-quality issues. (Please see the portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Tax-Free Income Fund
The fund delivered a solid return of just over 5% for the year ended February 28, 2007, capturing some price appreciation and higher income over the prior year. The fund’s 6- and 12-month returns of 2.83% and 5.03% surpassed the Lipper peer group’s average returns of 2.58% and 4.48%, respectively, for the same periods. (Performance for the Advisor Class was slightly lower, reflecting higher expenses, but was still above the Lipper averages.)

Fund performance reflected strong returns from long-term bonds and higher-yielding holdings, as well as a few key structural decisions. The best opportunity to extend duration—or interest rate exposure—presented itself in late May and June when interest rates reached their highs for the year. We took advantage of this opportunity to put more money to work in longer maturities and increase our exposure to noncallable bonds, which performed well in the ensuing rally when rates declined. This positioning was especially beneficial in the last month of the fund’s fiscal year.

While we have voiced caution about the small premiums paid for taking on credit risk, lower-quality bonds continued to deliver excess returns for the past year. While not a big part of our investment profile—bonds rated BBB and lower composed 12% of the fund’s assets—they helped our performance. We kept our exposure to them pretty steady throughout the year but remained well diversified to guard against negative surprises. Among lower-rated credits, we added holdings in hospitals, hotels, life-care projects, electric utilities, and charter schools, while trimming exposure to Puerto Rico, corporate credits, and cigarette taxes. There were fewer prerefunding events involving bond issues that are advance refunded to their call dates and usually escrowed with U.S. Treasury bonds. Nevertheless, prerefunded bonds represented 15.5% of the portfolio at the end of February, providing some very high-quality protection against potential credit weakness.

From an income standpoint, we try to preserve older, higher-coupon bonds while using the new issue and secondary market to add return where we can. For example, in the past six months, we added bonds with an average spread of 49 basis points to the AAA benchmark scale and sold bonds with an average spread of 25 basis points, using our trading desk to extract value from this market.

Looking ahead at the market for the rest of the year, we expect to make some gradual changes to the portfolio. First, we expect the municipal yield curve to be steeper at year-end, either as a result of long-term rates rising to reflect unexpected inflation and uncertainty, or short- and intermediate-term rates falling because the Federal Reserve signals that it is changing its hawkish stance. Consequently, we expect to increase our exposure to long intermediate bonds (5- to 20-year maturities) while at the same time maintaining the overall posture of a long-term bond fund. We have already begun this process, moving 3% of the fund’s assets from the longest maturities into the 10- to 20-year range since the beginning of the year.

As for credit exposure, the old adage that “the trend will continue until it stops” probably applies here. We are very vigilant about our credit exposure and will watch closely for signs of weakness in either fundamental or technical conditions. But until these conditions change, we will stay the course and continue to look for good risks in higher-yielding securities.

Tax-Free High Yield Fund
Returns for the Tax-Free High Yield Fund were essentially in line with the Lipper average for the six-month period and slightly lagged for the one-year period. Lower-quality municipals again outperformed their AAA counterparts over both periods. Valuations in these sectors remain expensive by historical standards, as investors continued to add incremental yield in a range-bound, low-volatility interest rate environment.

The fund continued to benefit from its considerable exposure to life-care revenue bonds, whose returns were strong during the 12-month period. Our holdings in Inverness Village (OK) and Huntsville Redstone Village (AL) performed admirably as operating performance improved and each borrower considered potential refinancing options. We increased exposure to hospital revenue bonds during the period as well. Credit fundamentals in this sector remained solid, including a favorable reimbursement environment. Valuations for medium-quality hospitals (A, BBB) appeared most compelling versus the thin risk premiums paid by lower-quality borrowers. (For a complete list of portfolio holdings and the percentage each represents in the portfolio, see the Financial Statements for this fund.)

Industrial development bonds backed by corporations posted strong returns for the full-year period, most notably those issued by American Airlines and Continental Airlines, which were up sharply. Also performing well was New York City IDA, with a coupon of 7.625% issued for a terminal at JFK International Airport, which began the period yielding 6.75% and ended with a yield of 5%. Bankruptcies experienced by other “legacy” carriers (Northwest, Delta) and high oil prices failed to deter this sharp rally. Our conservative weightings in the airline sector compared with our peers, however, tempered relative returns. Our holdings in Ford Motor Company and Smurfit Stone Container also performed well, following difficult operating results in 2005.

Our toll-road positions in the Southeast generated strong results for the year. Connector 2000 Association bonds (SC) implemented a toll increase, bolstering revenues for the system. The bonds continued to recover from their distressed levels earlier in the decade. The State of Virginia completed its sale of the Pocahontas Parkway in 2006, and the existing debt was escrowed in AAA securities.

We bolstered our exposure to single family housing bonds earlier in the year. These highly rated, state-sponsored borrowers offered attractive yield premiums to compensate holders for prepayment risk of the underlying mortgages. Given the low interest rate environment and tight quality spreads, we believe this sector remains compelling. We remain cautious on land-secured bonds given the current difficulties in the real estate market.

Moving forward, we believe that risk premiums in medium- and lower-quality debt remain thin by historical standards. While interest rates have remained low and range bound, volatility in other credit-related markets has increased in recent weeks. At some point, we expect investors to demand greater compensation to assume lower credit-quality investments. Therefore, we remain somewhat cautiously postured. Over the longer term, however, we continue to believe that higher-yielding municipals offer taxable investors great potential to enhance returns and dampen volatility. As always, we will rely on our fundamental research-driven approach to uncover opportunities within the municipal market.

OUTLOOK

The economy appears to be in the middle of a “soft landing”—a period of below-average growth that reduces inflationary pressures but does not result in a recession. Some recent economic data have been weaker than expected. The cooling of the housing market, along with concerns about subprime mortgage lending, may continue to have ripple effects throughout the economy and the bond market.

At present, we anticipate renewed economic vigor by the end of 2007, little or no Fed easing in the immediate future, and bond market interest rates remaining in a fairly limited range. Although the Fed could raise rates again if cost and price pressures continue to mount, central bank officials currently believe that the 5.25% fed funds rate will allow core inflation to ease gradually while encouraging a sustainable rate of economic growth.

One factor that should support municipal bonds at current levels is the municipal yield curve’s positive slope (that is, the longest maturities still have higher yields than shorter maturities). Another is that demand for municipals is likely to remain steady even though issuance in 2007 could be robust as municipalities tap the credit markets to meet ongoing capital needs. We increasingly favor high-quality securities over high-yield issues because of current valuations and the potential for increased risk aversion. At the same time, we continue to identify some tactical opportunities in lower-quality credits where valuations justify the additional risk. As always, we will continue to rely upon our proprietary research to uncover the best credit opportunities and selectively invest in what we believe to be attractive income-producing investments.

Municipal bonds have outperformed their taxable counterparts on an absolute basis over the past few years, reaching valuations one might consider rich. However, we still believe that municipal bonds may be in a long-term trend of improving valuations, which in a broader, historical context makes them appear attractive. Thus, municipals could continue to be an appealing alternative for investors in higher tax brackets, as we think their after-tax yields are likely to be higher than those of comparable Treasuries or other taxable securities.

We thank you for your continued support.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committees
Tax-Free Short-Intermediate Fund

Mary J. Miller
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund

March 23, 2007

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED-INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive, and consequently, less volatile portfolio.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of 6.0 years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with maturities greater than two years.

Lehman Brothers Municipal Bond 1-5 Year Blend (1-6 Maturity) Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate short-intermediate term bonds.

Lehman Brothers Revenue Bond Index: An unmanaged index that includes tax-exempt and fixed-rate revenue bonds.

Lehman Brothers U.S. Aggregate Index: An unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better, with at least one year to maturity, and an outstanding par value of at least $250 million.

Libor rate: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Tender option bond: Obligations that grant the bondholder the right to require the issuer, or a specified third party acting as agent for the issuer, to purchase the bonds, usually at par, at a specified time prior to maturity, or upon the occurrence of certain events or conditions.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that a fund may have two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 98.1%		
Alabama 0.7%		
Birmingham Water & Sewer, VRDN, 3.69%, 1/1/33 (1)	5,800	5,800
		5,800
Arizona 5.1%		
Reset Optional Certificates Trust II, Phoenix Water System, VRDN 3.70%, 7/1/27 (1)	4,120	4,120
Reset Optional Certificates Trust II, Salt River Agricultural Improvement & Power, VRDN, 3.70%, 1/1/37	2,400	2,400
Salt River Agricultural Improvement & Power, TECP 3.60%, 3/6/07	20,000	20,000
Salt River Agricultural Improvement & Power, TECP 3.60%, 4/3/07	6,200	6,200
Salt River Agricultural Improvement & Power, TECP 3.60%, 4/5/07	3,400	3,400
Salt River Agricultural Improvement & Power , VRDN 3.69%, 1/1/31	7,440	7,440
		43,560
Arkansas 0.9%		
Arkansas Hosp. Equipment Fin. Auth., Baptist Health Little Rock, VRDN, 3.70%, 11/1/10 (1)	7,600	7,600
		7,600
Colorado 4.6%		
Denver City & County IDRB, W.W. Grainger, VRDN 3.62%, 12/1/09	2,190	2,190
Denver Convention Center Hotel Auth., VRDN 3.70%, 12/1/35 (2)	6,895	6,895
Denver Convention Center Hotel Auth., VRDN 3.70%, 12/1/35 (2)	30,000	30,000
		39,085

Monroe County Dev. Auth., Oglethorpe Power, TECP 3.65%, 5/18/07 (5)	3,020	3,020
		25,966
Hawaii 0.6%		
Eclipse Funding Trust, Honolulu Board of Water Supply, VRDN 3.69%, 7/1/14 (1)(6)	5,000	5,000
		5,000
Illinois 10.9%		
Chicago, GO, 3.64%, 2/20/09 (Tender 12/6/07)	3,650	3,650
Chicago, GO, VRDN, 3.70%, 1/1/14 (3)	9,330	9,330
Chicago, GO, VRDN, 3.72%, 1/1/27 (3)	14,980	14,980
Chicago Board of Ed., GO, VRDN, 3.71%, 12/1/27 (5)	9,280	9,280
Chicago O' Hare Int'l. Airport, VRDN, 3.69%, 1/1/33 (4)	3,000	3,000
Cook County, GO, VRDN, 3.70%, 11/15/13 (5)	10,690	10,690
Cook County, GO, VRDN, 3.72%, 11/15/13 (5)	7,520	7,520
Eclipse Funding Trust, Illinois Toll Highway Auth., VRDN 3.71%, 1/1/31 (3)	9,990	9,990
Eclipse Funding Trust, Illinois, GO, VRDN, 3.65%, 3/1/12 (5)(6)	400	400
Illinois, GO, VRDN, 3.71%, 6/1/20	6,000	6,000
Illinois, GO, VRDN, 3.72%, 11/1/12 (5)	2,000	2,000
Illinois Dev. Fin. Auth., BP Amoco, PCR, VRDN, 3.63%, 11/1/12	295	295
Illinois Dev. Fin. Auth., Palos Community Hosp., VRDN 3.68%, 11/15/11	4,500	4,500
Illinois Dev. Fin. Auth., Palos Community Hosp., VRDN 3.68%, 9/1/15	2,000	2,000
Illinois Dev. Fin. Auth., Palos Community Hosp., VRDN 3.68%, 11/15/24	8,100	8,100
Metropolitan Pier & Exposition Auth., VRDN, 3.72%, 6/15/23 (1)	1,500	1,500
		93,235

Indiana 3.8%		
Eclipse Funding Trust, Indiana Municipal Power Agency, VRDN 3.69%, 1/1/32 (5)	14,800	14,800
Hammond, BP Amoco, VRDN, 3.63%, 2/1/22	220	220
Indiana Bond Bank, TAN, 4.25%, 1/31/08	5,000	5,027
Indiana HFFA, Ascension Health, 3.50%, 11/15/36 (Tender 3/1/07)	5,650	5,647
Indiana HFFA, Ascension Health, 5.00%, 5/1/07	3,500	3,508
Indiana HFFA, Ascension Health, 5.00%, 11/1/07	2,500	2,523
Indiana Housing & CDA, Single Family, 3.60%, 12/20/07	1,010	1,010
		32,735
Kansas 1.3%		
Kansas Dev. Fin. Auth., Chesapeake Apartments, Multi-Family VRDN, 3.69%, 7/1/30	11,000	11,000
		11,000
Kentucky 1.5%		
Kentucky Asset/Liability Commission, GO, TECP 3.55%, 5/7/07	10,400	10,400
Public Energy Auth. of Kentucky, BP America, VRDN 3.66%, 8/1/16	2,600	2,600
		13,000
Louisiana 2.4%		
Louisiana, VRDN, 3.72%, 5/1/14 (3)	4,990	4,990
Louisiana, GO, VRDN, 3.56%, 5/1/26 (3)	5,600	5,600
Reset Optional Certificates Trust II, Louisiana Gas, VRDN 3.70%, 5/1/41 (4)	10,000	10,000
		20,590
Maryland 12.2%		
Eclipse Funding Trust, Western Maryland Health, VRDN 3.69%, 7/1/34 (1)	5,830	5,830

Howard County, GO, TECP, 3.66%, 5/4/07	10,000	10,000
Maryland, GO, VRDN, 3.69%, 8/1/16	5,045	5,045
Maryland CDA, Residential, 3.67%, 9/12/07	10,500	10,500
Maryland Economic Dev. Corp., Federation of American Societies, VRDN, 3.63%, 7/1/30	2,050	2,050
Maryland Economic Dev. Corp., Providence Center, VRDN 3.69%, 5/3/27	2,000	2,000
Maryland HHEFA, Indian Creek School, VRDN, 3.68%, 12/1/29	12,300	12,300
Maryland HHEFA, Johns Hopkins Hosp., TECP, 3.55%, 4/9/07	1,500	1,500
Maryland HHEFA, Johns Hopkins Hosp., TECP, 3.57%, 5/30/07	3,000	2,998
Maryland HHEFA, Johns Hopkins Hosp., TECP, 3.65%, 5/18/07	3,200	3,200
Maryland HHEFA, Mercy Ridge, VRDN, 3.68%, 4/1/31	8,330	8,330
Maryland HHEFA, Norwood School, VRDN, 3.70%, 11/1/25	2,115	2,115
Maryland HHEFA, Univ. of Maryland Medical, VRDN 3.65%, 7/1/23 (5)	3,800	3,800
Montgomery County Economic Dev., Howard Hughes Medical Institute, VRDN, 3.67%, 10/15/20	8,500	8,500
Montgomery County Housing Opportunities Commission Oakwood, Multi-Family, VRDN, 3.54%, 11/1/07	5,000	5,000
Montgomery County Housing Opportunities Commission Single Family, 3.52%, 10/26/07	10,000	10,000
Prince George's County Hosp., Collington Episcopal Life Care VRDN, 3.65%, 4/1/28	3,000	3,000
Univ. of Maryland, College Park, VRDN, 3.70%, 6/1/15	7,670	7,670
		103,838
Massachusetts 0.3%		
Massachusetts, GO, 6.00%, 4/1/07 (1)	600	601
Massachusetts, GO, VRDN, 3.67%, 11/1/24 (3)	2,000	2,000
		2,601
Minnesota 2.2%		
Minnesota, GO, 5.00%, 6/1/07	160	161

Minnesota, GO, VRDN, 3.69%, 10/1/21	4,270	4,270
Minnesota, GO, VRDN, 3.72%, 11/1/26	14,715	14,715
		19,146
Mississippi 2.0%		
Mississippi Hosp. Equipment Fac. Auth., North Mississippi Health, VRDN, 3.68%, 5/15/30	16,600	16,600
		16,600
Missouri 0.6%		
Missouri HEFA, SSM Health Care, 5.00%, 6/1/07	5,100	5,117
		5,117
Nevada 0.7%		
Las Vegas Valley Water District, GO, VRDN, 3.67%, 6/1/36	3,000	3,000
Las Vegas Valley Water District, GO, VRDN, 3.70%, 6/1/14 (3)	2,795	2,795
		5,795
New York 2.2%		
Metropolitan Transportation Auth., VRDN, 3.69%, 11/15/26 (5)	5,300	5,300
New York City, GO, VRDN, 3.68%, 8/1/19 (5)	1,000	1,000
New York City IDA, Mets Stadium, VRDN, 3.67%, 1/1/39 (5)	6,100	6,100
New York City Transitional Fin. Auth., VRDN, 3.69%, 2/1/12	6,100	6,100
		18,500
North Carolina 3.6%		
Charlotte, Water & Sewer, TECP, 3.57%, 8/10/07	5,000	5,000
Charlotte, Water & Sewer, TECP, 3.59%, 8/10/07	2,258	2,258
North Carolina, GO, VRDN, 3.69%, 9/1/17	3,995	3,995
North Carolina, GO, VRDN, 3.69%, 3/1/18	3,395	3,395
North Carolina Capital Facilities Fin. Agency, Duke Univ., TECP 3.58%, 3/8/07	6,304	6,304

Univ. of North Carolina, Board of Governors, TECP 3.60%, 5/3/07	5,000	5,000
Univ. of North Carolina, Board of Governors, VRDN 3.69%, 12/1/34	3,460	3,460
Winston-Salem, GO, VRDN, 3.59%, 1/1/08	900	900
		30,312
Ohio 3.5%		
Cuyahoga County Hosp., MetroHealth, VRDN, 3.67%, 2/1/35	9,915	9,915
Ohio Turnpike, VRDN, 3.56%, 2/15/24 (4)	7,975	7,975
Ohio Water Dev. Auth., VRDN, 3.70%, 12/1/34	12,000	12,000
		29,890
Pennsylvania 1.8%		
Allegheny County Hosp. Dev. Auth., Univ. of Pittsburgh Medical Center, VRDN, 3.78%, 12/1/16	9,209	9,209
Bethlehem Area School Dist., VRDN, 3.68%, 1/1/32 (3)	3,250	3,250
Reset Optional Certificates Trust II, Philadelphia Water & Sewer VRDN, 3.70%, 11/1/31 (4)	2,650	2,650
		15,109
South Carolina 1.2%		
South Carolina Public Service, TECP, 3.58%, 4/5/07	8,000	8,000
South Carolina Public Service, TECP, 3.58%, 4/9/07	2,590	2,590
		10,590
South Dakota 3.0%		
South Dakota HEFA, Avera Health, VRDN, 3.70%, 7/1/25 (1)	6,255	6,255
South Dakota HEFA, Sioux Valley Hosp., VRDN, 3.70%, 11/1/14	14,545	14,545
South Dakota HEFA, Sioux Valley Hosp., VRDN, 3.70%, 11/1/34	4,830	4,830
		25,630

Tennessee 1.1%		
Metropolitan Nashville & Davidson County, GO, VRDN 3.70%, 10/15/17 (4)	9,665	9,665
		9,665
Texas 12.2%		
Arlington, Dallas Cowboys, VRDN, 3.70%, 8/15/35 (1)	26,000	26,000
Dallas Water & Sewer, TECP, 3.65%, 5/15/07	5,055	5,055
Eclipse Funding Trust, Dallas Water & Sewer, VRDN 3.69%, 10/1/13 (3)(6)	6,070	6,070
Harris County, GO, TECP, 3.58%, 3/7/07	1,850	1,850
Harris County, GO, TECP, 3.58%, 4/4/07	5,000	5,000
Harris County, GO, TECP, 3.58%, 4/5/07	1,260	1,260
Harris County, GO, TECP, 3.65%, 3/7/07	400	400
Harris County, GO, TECP, 3.65%, 4/5/07	2,620	2,620
Harris County, GO, TECP, 3.67%, 4/4/07	780	780
Harris County, GO, TECP, 3.70%, 4/4/07	1,190	1,190
Harris County Health Fac. Dev. Corp., Saint Luke's Episcopal Health, VRDN, 3.64%, 2/15/31	1,085	1,085
Harris County Metropolitan Transit Auth., TECP, 3.60%, 5/10/07	4,000	4,000
Hockley County IDC, BP Amoco, 3.65%, 3/1/14 (Tender 3/1/07)	4,000	4,000
Houston Airport, VRDN, 3.69%, 7/1/30 (3)	2,995	2,995
Houston Independent School Dist., GO, 3.63%, 6/15/31 (Tender 6/15/07)	3,000	3,000
Houston Independent School Dist., GO, VRDN 3.72%, 2/15/12 (3)	1,670	1,670
San Antonio Electric & Gas, TECP, 3.57%, 3/13/07	2,000	2,000
San Antonio Electric & Gas, TECP, 3.60%, 4/10/07	4,200	4,200
Texas PFA, TECP, 3.58%, 4/5/07	4,500	4,500
Texas Transportation Commission, VRDN, 3.52%, 4/1/26	7,500	7,500
Univ. of Texas, Board of Regents, TECP, 3.60%, 4/2/07	7,500	7,500
Univ. of Texas, Board of Regents, TECP, 3.60%, 4/3/07	8,000	8,000

Univ. of Texas, Board of Regents, TECP, 3.60%, 4/4/07	3,000	3,000
		103,675
Utah 1.3%		
Murray City, Intermountain Health Care, VRDN, 3.65%, 5/15/36	11,200	11,200
		11,200
Vermont 1.6%		
Vermont Ed. & Health Buildings Fin. Agency, Middlebury College, 3.58%, 11/1/32 (Tender 11/1/07)	8,000	8,000
Vermont Ed. & Health Buildings Fin. Agency, Middlebury College, 3.72%, 5/1/28 (Tender 5/1/07)	5,595	5,595
		13,595
Virginia 1.5%		
Alexandria IDA, Institute for Defense Analyses, VRDN 3.68%, 10/1/30 (5)	7,000	7,000
Chesapeake, Public Improvement, GO, 5.00%, 5/1/07	1,500	1,503
Virginia College Building Auth., VRDN, 3.67%, 2/1/26	3,330	3,330
Virginia Public School Auth., GO, 5.25%, 8/1/07	1,265	1,274
		13,107
Washington 4.4%		
Energy Northwest, 6.00%, 7/1/07	3,850	3,881
Energy Northwest, 7.00%, 7/1/07	650	657
Energy Northwest, VRDN, 3.72%, 7/1/17 (1)	2,775	2,775
Energy Northwest, VRDN, 3.72%, 7/1/18 (1)	3,790	3,790
Port of Seattle, VRDN, 3.69%, 7/1/33 (1)	1,000	1,000
Port of Seattle, VRDN, 3.70%, 12/1/23 (1)	10,645	10,645
Washington, GO, 5.00%, 7/1/07	1,300	1,305
Washington, GO, VRDN, 3.70%, 1/1/09 (1)	3,395	3,395
Washington, GO, VRDN, 3.70%, 7/1/12 (1)	5,500	5,500
Washington, GO, VRDN, 3.70%, 1/1/26 (3)	1,990	1,990

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Tax-Exempt Money Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on April 8, 1981. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, August 31, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning March 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended February 28, 2007, totaled $28,290,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2007, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the fiscal year ended February 28, 2007, the fund utilized $21,000 of capital loss carryforwards.

For the year ended February 28, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. Results of operations and net assets were not affected by these reclassifications.

At February 28, 2007, the cost of investments for federal income tax purposes was $835,671,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2007, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2007, expenses incurred pursuant to these service agreements were $92,000 for Price Associates and $286,000 for T. Rowe Price Services. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

As of February 28, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 95,178,514 shares of the fund, representing 11% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Tax-Exempt Money Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Exempt Money Fund, Inc. (the “Fund”) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 11, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $5,000 from long-term capital gains, subject to the 15% rate gains category

• $28,427,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2006	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1983	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
2001	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. (5/00 to present); Director, Golden Star
2001	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining
Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services, Marsh
2003	Inc. (1999 to 2003); Managing Director and Head of International
Private Banking, Bankers Trust (1996 to 1999); Director, Georgia Pacific
(5/04 to 12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
1992

* Each independent director oversees 118 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[118]	T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Savings Bank; Director, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global Investment Services
Limited, and T. Rowe Price International, Inc.; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; President,
2004	Tax-Free Income Fund; Vice President, Tax-Exempt Money, Tax-Free
[37]	High Yield, and Tax-Free Short-Intermediate Funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

R. Lee Arnold, Jr. (1970)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Tax-Free High	Group, Inc., and T. Rowe Price International, Inc.
Yield Fund

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Exempt Money Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, all tax-free funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Jonathan M. Chirunga (1966)	Vice President, T. Rowe Price
Vice President, Tax-Free Income Fund

M. Helena Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Tax-Exempt
Money Fund

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Exempt Money, Tax-Free	Group, Inc.
High Yield, and Tax-Free Income Funds

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, all tax-free funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, all tax-free funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, all tax-free funds	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
President, Tax-Free Short-Intermediate Fund;	Group, Inc.
Vice President, Tax-Free High Yield and Tax-Free
Income Funds

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, all tax-free funds	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

T. Dylan Jones (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Tax-Exempt
Money Fund

Philip J. Kligman, CFA (1974)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Tax-Free High Yield
and Tax-Free Short-Intermediate Funds

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, all tax-free funds	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Exempt Money Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, all tax-free funds	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
President, Tax-Exempt Money Fund	Group, Inc.

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Free High Yield, Tax-Free	Group, Inc.
Income, and Tax-Free Short-Intermediate Funds

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Tax-Exempt Money Fund	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Free High Yield, Tax-Free	Group, Inc.
Income, and Tax-Free Short-Intermediate Funds

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
President, Tax-Free High Yield Fund;	Group, Inc.
Vice President, Tax-Free Income Fund

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Assistant Vice President, Tax-Free High
Yield, Tax-Free Income, and Tax-Free
Short-Intermediate Funds

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, all tax-free funds

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Tax-Exempt Money and	Group, Inc., and T. Rowe Price Trust Company;
Tax-Free Short-Intermediate Funds	Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2006 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2007 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,263,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Exempt Money Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	April 16, 2007